                                                                      Exhibit 24



                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1998.


                                              ------------------------------
                                              A. Robert Abboud

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 1998.


                                              ------------------------------
                                              James A. Henderson

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 1998.


                                              ------------------------------
                                              Robert B. McKersie

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 1998.


                                              ------------------------------
                                              Leo F. Mullin

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1998.


                                              ------------------------------
                                              Jean-Pierre Rosso

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1998.


                                              ------------------------------
                                              Joshua I. Smith

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1998.


                                              ------------------------------
                                              Nancy H. Teeters

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki
L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1998.


                                              ------------------------------
                                              Arnold R. Weber